UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22520

Oppenheimer Ultra-Short Duration Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2016

Item 1. Reports to Stockholders.

Annual Report	7/31/2016

OppenheimerFunds®

The Right Way

to Invest

Oppenheimer

Ultra-Short

Duration Fund

Class Y Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/16

	Class Y Shares of the Fund	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index
1-Year	1.05%	0.22%
5-Year	0.62	0.09
Since Inception (4/25/11)	0.60	0.09

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). There is no sales charge for Y shares.

2       OPPENHEIMER ULTRA-SHORT DURATION FUND

Fund Performance Discussion

The Fund’s Class Y shares produced a total return of 1.05% over the 1-year reporting period, compared to a 0.22% total return for the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, for the same period. Additionally, the Fund performed favorably versus its competitors in the Morningstar Ultrashort Bond peer group, which produced a return of 0.69% for the same period. Despite volatility among short term interest rates stemming from the Federal Reserve (“Fed”) hike, the Fund generally continued to provide a higher level of current income than traditional money market funds, together with very little principal volatility.

MARKET OVERVIEW

China’s slowing economy, falling crude oil prices, and the aggressive interest rate hike path indicated by the Fed in its December 2015 communication, contributed to a tumultuous environment to close 2015. March 2016 saw a temporary relief rally as communication from the Fed turned more accommodative in light of this weak start to the year. Oil prices and commodities started to pick up, but continued to experience volatility through the close of the reporting period. However, unanswered questions, including how quickly the Fed would raise interest rates and whether Britain would

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3 OPPENHEIMER ULTRA-SHORT DURATION FUND

decide to exit the European Union (“EU”) on its June 23 vote, made for an uncertain period. The U.K. surprised the markets by ultimately deciding to exit the EU.

On Fed rate hikes, Fed Chairwoman Janet Yellen and the Federal Open Market Committee (“FOMC”) released statements and minutes that indicated the pace of rate hikes would be slow. The Brexit further strengthened that stance and the assumption that central banks throughout the globe would continue to be accommodative.

FUND REVIEW

The Fund continues to invest the majority of its assets in securities with maturities of one-year or less. This focus generally allows the Fund to have relatively low price volatility and increases its inherent liquidity, which benefited results during the period. At the same time, we continued to complement investments in money market securities with investment grade short-term corporate notes and bonds with maturities of one to three years. We generally maintained the Fund’s duration at one-half a year or less during the reporting period in anticipation of a volatile, but generally rising interest rate environment.

STRATEGY & OUTLOOK

The market is anticipating only slightly higher rates in 2016 as the Fed continues to signal its intentions to “slowly normalize” short term interest rates. We expect this process will take a year or more to play out as global growth and low inflation expectations remain headwinds. These headwinds should result in higher volatility in rates and spreads than in the previous year. Therefore, we currently intend to maintain the Fund’s modestly short average duration, which we expect to give us greater flexibility as we seek to capture higher yields from short-term bonds as they become available.

Christopher Proctor, CFA Portfolio Manager

Adam S. Wilde, CFA Portfolio Manager

4 OPPENHEIMER ULTRA-SHORT DURATION FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	55.7%
Short-Term Notes	35.7
Asset-Backed Securities	7.5
Investment Company
Oppenheimer Institutional Money Market Fund	0.6
U.S. Government Obligations	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2016, and are based on the total market value of investments.

5 OPPENHEIMER ULTRA-SHORT DURATION FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/16

	Inception Date	1-Year	5-Year	Since Inception
Class A (OSDAX)	4/25/11	0.96%	0.52%	0.49%
Class I (OSDIX)	11/28/14	1.04	N/A	0.73
Class Y (OSDYX)	4/25/11	1.05	0.62	0.60

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/16

	Inception Date	1-Year	5-Year	Since Inception
Class A (OSDAX)	4/25/11	0.96%	0.52%	0.49%
Class I (OSDIX)	11/28/14	1.04	N/A	0.73
Class Y (OSDYX)	4/25/11	1.05	0.62	0.60

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/16

Class A	0.81%
Class I	0.87
Class Y	0.88

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). There is no sales charge for Class I, Y and A shares. Class A shares are not currently available for purchase.

Standardized yield is based on net investment income for the 30-day period ended 7/31/16 and the net asset value for Class I, Y and A shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which measures returns of three-month Treasury Bills. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

6 OPPENHEIMER ULTRA-SHORT DURATION FUND

The Morningstar Ultrashort Bond Funds Category Average is the average return of the mutual funds within the investment category as defined by Morningstar. Returns include the reinvestment of distributions but do not consider sales charges. Morningstar Ultrashort Bond Funds Category Average performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7 OPPENHEIMER ULTRA-SHORT DURATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8 OPPENHEIMER ULTRA-SHORT DURATION FUND

Actual	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During 6 Months Ended July 31, 2016
Class A	$ 1,000.00	$ 1,006.90	$ 1.65
Class I	1,000.00	1,007.30	1.25
Class Y	1,000.00	1,007.30	1.25

Hypothetical (5% return before expenses)
Class A	1,000.00	1,023.22	1.66
Class I	1,000.00	1,023.62	1.26
Class Y	1,000.00	1,023.62	1.26

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2016 are as follows:

Class	Expense Ratios
Class A	0.33%
Class I	0.25
Class Y	0.25

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9 OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS July 31, 2016

	Principal Amount	Value
Asset-Backed Securities—7.4%
Ally Auto Receivables Trust:
Series 2015-1, Cl. A2, 0.92%, 2/15/18	$789,748	$789,656
Series 2015-2, Cl. A2A, 0.98%, 3/15/18	1,209,806	1,209,964
Series 2016-2, Cl. A2, 1.17%, 10/15/18	1,900,000	1,902,892
BMW Vehicle Lease Trust, Series 2016-1, Cl. A2A, 1.17%, 1/22/18	1,500,000	1,501,322
CNH Equipment Trust:
Series 2015-B, Cl. A2A, 0.84%, 8/15/18	978,570	977,867
Series 2016-B, Cl. A2A, 1.31%, 10/15/19	1,600,000	1,603,483
Fifth Third Auto Trust, Series 2015-1, Cl. A2A, 1.02%, 5/15/18	1,643,656	1,644,451
Ford Credit Auto Lease Trust, Series 2015-A, Cl. A2A, 0.79%, 12/15/17	837,420	837,139
Ford Credit Auto Owner Trust:
Series 2015-A, Cl. A2A, 0.81%, 1/15/18	184,782	184,748
Series 2016-B, Cl. A2A, 1.08%, 3/15/19	1,000,000	1,000,767
Harley-Davidson Motorcycle Trust, Series 2016-A, Cl. A2, 1.09%, 6/15/19	1,750,000	1,749,773
Huntington Auto Trust, Series 2015-1, Cl. A2, 0.76%, 10/16/17	482,406	482,339
Hyundai Auto Lease Securitization Trust:
Series 2015-B, Cl. A2A, 0.95%, 12/15/17[1]	1,254,887	1,254,715
Series 2016-B, Cl. A2A, 1.24%, 11/15/18[1]	1,500,000	1,502,626
John Deere Owner Trust:
Series 2015-B, Cl. A2, 0.98%, 6/15/18	3,196,306	3,196,063
Series 2016-A, Cl. A2, 1.15%, 10/15/18	1,000,000	1,000,840
Series 2016-B, Cl. A3, 1.25%, 6/15/20	1,000,000	1,000,087
Nissan Auto Lease Trust, Series 2015-B, Cl. A2A, 1.18%, 12/15/17	3,083,461	3,085,605
Nissan Auto Receivables Owner Trust:
Series 2016-A, Cl. A2A, 1.06%, 2/15/19	1,380,000	1,381,044
Series 2016-B, Cl. A2A, 1.05%, 4/15/19	1,100,000	1,100,851
Toyota Auto Receivables Owner Trust, Series 2015-B, 0.77%, 11/15/17	1,095,087	1,094,837
Volvo Financial Equipment LLC, Series 2016-1A, Cl. A2, 1.44%, 10/15/18[1]	2,000,000	2,004,199
Total Asset-Backed Securities (Cost $30,482,187)		30,505,268

U.S. Government Obligation—0.5%
Federal National Mortgage Assn. Nts., 1.40%, 6/13/19 (Cost $2,000,000)	2,000,000	2,003,920

Corporate Bonds and Notes—54.9%
Consumer Discretionary—5.3%
Automobiles—5.1%
Daimler Finance North America LLC:
1.125% Sr. Unsec. Nts., 3/10/17[1]	1,945,000	1,946,148
1.45% Sr. Unsec. Nts., 8/1/16[1]	1,245,000	1,245,000
1.875% Sr. Unsec. Nts., 1/11/18[1]	2,500,000	2,522,052
2.625% Sr. Unsec. Nts., 9/15/16[1]	975,000	977,036

10 OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Automobiles (Continued)
Daimler Finance North America LLC: (Continued)
2.95% Sr. Unsec. Nts., 1/11/17[1]	$1,000,000	$1,008,597
Ford Motor Credit Co. LLC:
3.00% Sr. Unsec. Nts., 6/12/17	1,000,000	1,013,338
4.25% Sr. Unsec. Nts., 2/3/17	2,000,000	2,029,592
6.625% Sr. Unsec. Nts., 8/15/17	1,575,000	1,654,216
8.00% Sr. Unsec. Nts., 12/15/16	2,973,000	3,048,933
Harley-Davidson Financial Services, Inc., 2.70% Sr. Unsec. Nts., 3/15/17[1]	3,005,000	3,030,077
Hyundai Capital America, 1.875% Unsec. Nts., 8/9/16[1]	2,300,000	2,300,449
		20,775,438

Household Durables—0.2%
Whirlpool Corp., 1.35% Sr. Unsec. Nts., 3/1/17	1,000,000	1,001,324

Consumer Staples—1.0%
Beverages—1.0%
PepsiCo, Inc.:
1.00% Sr. Unsec. Nts., 10/13/17	2,000,000	2,004,824
1.125% Sr. Unsec. Nts., 7/17/17	2,000,000	2,006,992
		4,011,816

Energy—3.1%
Oil, Gas & Consumable Fuels—3.1%
BP Capital Markets America, Inc., 4.20% Sr. Unsec. Nts., 6/15/18	1,750,000	1,836,756
Shell International Finance BV:
1.25% Sr. Unsec. Nts., 11/10/17	2,500,000	2,506,735
1.625% Sr. Unsec. Nts., 11/10/18	1,500,000	1,513,731
TransCanada PipeLines Ltd.:
1.625% Sr. Unsec. Nts., 11/9/17	2,175,000	2,184,137
1.875% Sr. Unsec. Nts., 1/12/18	1,270,000	1,277,597
Valero Energy Corp., 6.125% Sr. Unsec. Nts., 6/15/17	3,315,000	3,448,091
		12,767,047

Financials—28.2%
Capital Markets—5.5%
Credit Suisse AG (New York), 1.375% Sr. Unsec. Nts., 5/26/17	3,800,000	3,800,749
Goldman Sachs Group, Inc. (The):
1.324% Sr. Unsec. Nts., 5/22/17[2]	2,600,000	2,604,233
1.952% Sr. Unsec. Nts., 4/30/18[2]	1,000,000	1,008,559
2.375% Sr. Unsec. Nts., 1/22/18	1,383,000	1,401,720
5.75% Sr. Unsec. Nts., 10/1/16	2,500,000	2,519,685
Morgan Stanley:
4.75% Sr. Unsec. Nts., 3/22/17	2,000,000	2,045,876
5.45% Sr. Unsec. Nts., 1/9/17	3,250,000	3,310,024
5.95% Sr. Unsec. Nts., 12/28/17	800,000	850,062
6.25% Sr. Unsec. Nts., 8/28/17	1,300,000	1,366,960
UBS AG (Stamford CT), 5.875% Sr. Unsec. Nts., 12/20/17	3,471,000	3,688,843
		22,596,711

11 OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial Banks—21.9%
Australia & New Zealand Banking Group Ltd. (New York), 2% Sr. Unsec. Nts., 11/16/18	$1,000,000	$1,013,108
Bank of America Corp.:
2.00% Sr. Unsec. Nts., 1/11/18	1,043,000	1,050,352
5.625% Sr. Unsec. Nts., 10/14/16	1,500,000	1,514,508
6.00% Sr. Unsec. Nts., 9/1/17	3,265,000	3,423,130
6.50% Sr. Unsec. Nts., 8/1/16	1,030,000	1,030,000
Bank of America NA, 1.052% Sr. Unsec. Nts., 5/8/17[2]	1,000,000	1,000,992
Bank of Nova Scotia (The):
1.25% Sr. Unsec. Nts., 4/11/17	2,500,000	2,503,757
1.316% Sr. Unsec. Nts., 6/14/19[2]	1,500,000	1,500,879
1.65% Sr. Unsec. Nts., 6/14/19	1,500,000	1,509,493
Bank of Tokyo-Mitsubishi UFJ Ltd. (The), 1.70% Sr. Unsec. Nts., 3/5/18[1]	1,339,000	1,344,260
BNP Paribas SA, 1.375% Sr. Unsec. Nts., 3/17/17	1,015,000	1,017,076
Citigroup, Inc.:
1.55% Sr. Unsec. Nts., 8/14/17	974,000	976,587
1.70% Sr. Unsec. Nts., 4/27/18	1,000,000	1,003,629
4.45% Sr. Unsec. Nts., 1/10/17	670,000	679,580
5.85% Sr. Unsec. Nts., 8/2/16	2,056,000	2,056,000
6.125% Sr. Unsec. Nts., 11/21/17	1,500,000	1,589,337
Commonwealth Bank of Australia, 1.147% Sr. Unsec. Nts., 9/20/16[1,2]	3,000,000	3,001,710
Cooperatieve Rabobank UA, 3.375% Sr. Unsec. Nts., 1/19/17	3,495,000	3,532,396
DNB Bank ASA, 3.20% Sr. Unsec. Nts., 4/3/17[1]	3,570,000	3,617,417
ERAC USA Finance LLC, 2.75% Sr. Unsec. Nts., 3/15/17[1]	1,200,000	1,211,292
Fifth Third Bank (Cincinnati OH), 1.35% Sr. Unsec. Nts., 6/1/17	5,200,000	5,213,369
HSBC Bank plc, 1.266% Sr. Unsec. Nts., 5/15/18[1,2]	1,200,000	1,194,263
HSBC USA, Inc., 1.625% Sr. Unsec. Nts., 1/16/18	2,750,000	2,750,247
ING Bank NV, 3.75% Sr. Unsec. Nts., 3/7/17[1]	5,255,000	5,334,188
JPMorgan Chase & Co.:
1.35% Sr. Unsec. Nts., 2/15/17	1,200,000	1,202,696
1.625% Sr. Unsec. Nts., 5/15/18	1,200,000	1,208,909
2.00% Sr. Unsec. Nts., 8/15/17	2,000,000	2,017,116
6.00% Sr. Unsec. Nts., 1/15/18	2,500,000	2,668,665
Mitsubishi UFJ Trust & Banking Corp., 1.60% Sr. Unsec. Nts., 10/16/17[1]	1,177,000	1,181,189
Mizuho Bank Ltd.:
1.30% Sr. Unsec. Nts., 4/16/17[1]	2,155,000	2,154,550
2.55% Sr. Unsec. Nts., 3/17/17[1]	1,195,000	1,204,050
National Australia Bank Ltd. (New York), 2% Sr. Unsec. Nts., 1/14/19	1,000,000	1,013,531
Nordea Bank AB, 3.125% Sr. Unsec. Nts., 3/20/17[1]	2,675,000	2,709,866
PNC Funding Corp., 2.70% Sr. Unsec. Nts., 9/19/16	1,731,000	1,732,347
Royal Bank of Canada, 1.625% Sr. Unsec. Nts., 4/15/19	1,000,000	1,008,232
Skandinaviska Enskilda Banken AB, 1.75% Sr. Unsec. Nts., 3/19/18[1]	2,500,000	2,517,625
Societe Generale SA, 2.75% Sr. Unsec. Nts., 10/12/17	4,725,000	4,798,091

12 OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Commercial Banks (Continued)
Sumitomo Mitsui Banking Corp.:
1.095% Sr. Unsec. Nts., 1/10/17[2]	$1,000,000	$1,000,624
1.80% Sr. Unsec. Nts., 7/18/17	1,500,000	1,508,470
2.65% Sr. Unsec. Nts., 1/12/17[1]	935,000	940,831
SunTrust Bank (Atlanta GA), 1.35% Sr. Unsec. Nts., 2/15/17	2,000,000	2,002,008
SunTrust Banks, Inc.:
3.50% Sr. Unsec. Nts., 1/20/17	1,866,000	1,883,024
6.00% Sr. Unsec. Nts., 9/11/17	1,000,000	1,049,016
Swedbank AB, 2.125% Sr. Unsec. Nts., 9/29/17[1]	2,700,000	2,726,849
Toronto-Dominion Bank (The), 1.45% Sr. Unsec. Nts., 8/13/19	1,000,000	1,002,824
Wells Fargo & Co., 0.921% Sr. Unsec. Nts., 9/8/17[2]	2,606,000	2,603,834
Westpac Banking Corp., 1.95% Sr. Unsec. Nts., 11/23/18	1,000,000	1,013,009
		90,214,926

Consumer Finance—0.8%
Capital One Bank USA NA, 1.20% Sr. Unsec. Nts., 2/13/17	1,000,000	1,000,616
Capital One Financial Corp., 5.25% Sr. Unsec. Nts., 2/21/17	1,100,000	1,122,011
Capital One NA (Mclean VA), 1.65% Sr. Unsec. Nts., 2/5/18	1,000,000	1,002,844
		3,125,471

Industrials—5.3%
Aerospace & Defense—1.7%
BAE Systems plc, 3.50% Sr. Unsec. Nts., 10/11/16[1]	6,730,000	6,761,712

Industrial Conglomerates—1.5%
General Electric Co.:
5.625% Sr. Unsec. Nts., 9/15/17	1,900,000	2,000,510
5.625% Sr. Unsec. Nts., 5/1/18	1,028,000	1,112,489
Roper Technologies, Inc., 1.85% Sr. Unsec. Nts., 11/15/17	3,000,000	3,015,837
		6,128,836

Road & Rail—2.1%
Burlington Northern Santa Fe LLC, 5.65% Sr. Unsec. Nts., 5/1/17	1,669,000	1,726,599
Ryder System, Inc.:
2.50% Sr. Unsec. Nts., 3/1/17	2,200,000	2,219,690
3.50% Sr. Unsec. Nts., 6/1/17	1,708,000	1,738,266
5.85% Sr. Unsec. Nts., 11/1/16	3,000,000	3,034,974
		8,719,529

Information Technology—1.9%
IT Services—1.2%
Western Union Co., 5.93% Sr. Unsec. Nts., 10/1/16	4,915,000	4,953,057

Technology Hardware, Storage & Peripherals—0.7%
Apple, Inc., 1.30% Sr. Unsec. Nts., 2/23/18	3,000,000	3,020,907

Materials—3.2%
Chemicals—2.2%
Ecolab, Inc.:
1.55% Sr. Unsec. Nts., 1/12/18	570,000	573,552
3.00% Sr. Unsec. Nts., 12/8/16	4,086,000	4,116,241

13 OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Chemicals (Continued)
Potash Corp. of Saskatchewan, Inc., 3.25% Sr. Unsec. Nts., 12/1/17	$4,334,000	$4,443,394
		9,133,187

Metals & Mining—1.0%
ERAC USA Finance LLC, 6.20% Sr. Unsec. Nts., 11/1/16[1]	4,020,000	4,070,769

Telecommunication Services—3.9%
Diversified Telecommunication Services—3.9%
AT&T, Inc.:
1.70% Sr. Unsec. Nts., 6/1/17	2,500,000	2,511,540
2.40% Sr. Unsec. Nts., 3/15/17	2,533,000	2,554,520
5.50% Sr. Unsec. Nts., 2/1/18	2,500,000	2,656,502
Deutsche Telekom International Finance BV, 2.25% Sr. Unsec. Nts., 3/6/17[1]	4,260,000	4,287,686
Verizon Communications, Inc.:
2.183% Sr. Unsec. Nts., 9/15/16[2]	3,000,000	3,005,835
2.406% Sr. Unsec. Nts., 9/14/18[2]	1,000,000	1,029,019
		16,045,102

Utilities—3.0%
Electric Utilities—3.0%
Duke Energy Corp., 1.625% Sr. Unsec. Nts., 8/15/17	1,941,000	1,950,363
NextEra Energy Capital Holdings, Inc.:
1.586% Sr. Unsec. Nts., 6/1/17	2,000,000	2,007,348
2.056% Sr. Unsec. Nts., 9/1/17	3,700,000	3,724,279
Southern Co., 1.30% Sr. Unsec. Nts., 8/15/17	2,500,000	2,505,268
Xcel Energy, Inc.:
1.20% Sr. Unsec. Nts., 6/1/17	1,000,000	999,593
5.613% Sr. Unsec. Nts., 4/1/17	1,000,000	1,029,892
		12,216,743
Total Corporate Bonds and Notes (Cost $224,996,550)		225,542,575

Short-Term Notes—35.2%
Banks—2.4%
Australia & New Zealand Banking Group Ltd., 1.376%, 11/16/18[1,2]	1,000,000	1,002,740
Bank of Tokyo-Mitsubishi UFJ Ltd. (The), 1.23%, 3/5/18[1,2]	1,000,000	996,540
Citigroup, Inc., 1.424%, 4/27/18[2]	1,000,000	999,673
Credit Suisse AG (New York), 1.414%, 4/27/18[2]	1,900,000	1,897,511
National Australia Bank Ltd., 1.453%, 1/14/19[1,2]	1,000,000	1,004,884
Royal Bank of Canada, 1.39%, 4/15/19[2]	1,000,000	1,002,560
Toronto-Dominion Bank (The), 1.542%, 1/22/19[2]	2,000,000	2,012,178
Westpac Banking Corp., 1.394%, 11/23/18[2,3]	1,000,000	1,004,601
		9,920,687

Beverages—1.2%
Anheuser-Busch InBev, 1.575%, 1/13/17[3]	5,000,000	4,982,244

Chemicals—2.7%
Agrium, Inc.:
0.902%, 10/18/16[3]	1,400,000	1,397,310

14 OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Chemicals (Continued)
Agrium, Inc.: (Continued)
0.932%, 10/17/16[3]	$3,600,000	$3,593,184
1.013%, 8/22/16[3]	3,000,000	2,998,233
Potash Corp.:
0.831%, 9/15/16[3]	500,000	499,481
0.838%, 9/20/16[3]	3,000,000	2,996,514
		11,484,722

Containers & Packaging—1.2%
Amcor Ltd.:
0.801%, 9/22/16	2,000,000	1,997,689
0.801%, 9/21/16	3,000,000	2,996,600
		4,994,289

Electric Utilities—3.8%
Duke Energy Corp.:
0.841%, 8/8/16[3]	1,500,000	1,499,755
0.882%, 10/18/16[3]	3,000,000	2,994,235
0.882%, 10/17/16[3]	1,300,000	1,297,538
Sempra Energy:
1.002%, 8/18/16[3]	700,000	699,669
1.053%, 10/26/16[3]	2,800,000	2,793,957
1.053%, 9/19/16[3]	600,000	599,143
1.103%, 9/22/16[3]	1,000,000	998,411
1.163%, 9/27/16[3]	3,000,000	2,994,490
Southern Co., 0.801%, 8/25/16[3]	2,000,000	1,998,933
		15,876,131

Electronic Equipment & Instruments—1.2%
Amphenol Corp.:
0.80%, 8/22/16	2,723,000	2,721,729
0.811%, 9/1/16	2,000,000	1,998,605
		4,720,334

Household Durables—1.6%
Whirlpool Corp.:
0.909%, 9/12/16	3,050,000	3,046,771
1.002%, 9/15/16	3,500,000	3,495,625
		6,542,396

Leasing & Factoring—3.8%
Hitachi Capital America Corp., 1.041%, 8/1/16	7,800,000	7,800,000
Nissan Motor Acceptance Corp.:
0.832%, 9/15/16[3]	1,600,000	1,598,340
0.832%, 9/2/16[3]	2,000,000	1,998,524
0.832%, 9/6/16[3]	2,000,000	1,998,340
0.862%, 10/6/16[3]	2,000,000	1,996,834
		15,392,038

Media—1.9%
WPP CP LLC:
0.851%, 8/12/16	3,100,000	3,099,195

15 OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Media (Continued)
WPP CP LLC: (Continued)
1.116%, 9/9/16	$4,700,000	$4,694,340
		7,793,535

Multi-Utilities—1.2%
Virginia Electric & Power Co., 0.822%, 8/15/16[3]	2,500,000	2,499,203
Xcel Energy, Inc., 0.821%, 8/4/16[3]	2,500,000	2,499,829
		4,999,032

Oil, Gas & Consumable Fuels—2.2%
BP Capital, 1.286%, 5/11/17[3]	2,000,000	1,981,442
ENI Finance International SA:
0.871%, 8/29/16[3]	3,300,000	3,297,767
1.053%, 9/23/16[3]	1,700,000	1,697,372
1.103%, 9/13/16[3]	2,000,000	1,997,372
		8,973,953

Receivables Finance—0.7%
Old Line Funding Corp., 1.266%, 7/14/17[3]	3,000,000	2,961,267

Software—1.8%
Thomson Reuters Corp.:
1.103%, 10/3/16	1,800,000	1,797,627
1.113%, 9/1/16	1,700,000	1,698,375
1.26%, 8/24/16	4,300,000	4,296,539
		7,792,541

Special Purpose Financial—1.0%
Bedford Row Funding Corp.:
1.17%, 4/24/17	2,000,000	1,981,723
1.266%, 5/26/17	2,000,000	1,978,830
		3,960,553

Telephone Utilities—5.5%
Bell Canada:
0.862%, 8/8/16[3]	2,500,000	2,499,582
0.882%, 9/26/16[3]	1,900,000	1,897,399
0.902%, 10/3/16[3]	2,500,000	2,496,704
0.912%, 9/12/16[3]	900,000	899,045
Deutsche Telekom AG, 0.902%, 9/28/16	2,600,000	2,596,373
Telus Corp.:
0.902%, 8/15/16[1]	2,000,000	1,999,300
0.952%, 9/20/16[1]	3,800,000	3,794,986
0.972%, 10/24/16[1]	2,300,000	2,295,175
Vodafone Group plc, 1.427%, 1/23/17[1]	4,000,000	3,977,295
		22,455,859

Tobacco—0.8%
BAT International Finance plc, 0.962%, 9/8/16[3]	3,200,000	3,196,757

Transportation Infrastructure—0.6%
ERAC USA Finance LLC:
1.053%, 9/13/16[3]	1,600,000	1,597,993

16 OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Transportation Infrastructure (Continued)
ERAC USA Finance LLC: (Continued)
1.053%, 9/19/16[3]	$800,000	$798,857
		2,396,850

Water Utilities—1.6%
American Water Works Co., Inc.:
0.802%, 10/17/16[3]	2,800,000	2,795,321
0.852%, 9/19/16[3]	3,500,000	3,495,951
		6,291,272
Total Short-Term Notes (Cost $144,686,412)		144,734,460

	Shares
Investment Company—0.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.45%[4,5] (Cost $2,280,934)	2,280,934	2,280,934
Total Investments, at Value (Cost $404,446,083)	98.6%	405,067,157
Net Other Assets (Liabilities)	1.4	5,751,533
Net Assets	100.0%	$410,818,690

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $77,120,076 or 18.77% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $77,551,597 or 18.88% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares July 31, 2015	Gross Additions	Gross Reductions	Shares July 31, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	3,030,213	306,967,570	307,716,849	2,280,934

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$2,280,934	$15,794

17 OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Continued

Futures Contracts as of July 31, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Depreciation
United States Treasury Nts., 2 yr.	CBT	Sell	9/30/16	225	$49,275,000	$253,465

Glossary:

Exchange Abbreviations

CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

18 OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $402,165,149)	$402,786,223
Affiliated companies (cost $2,280,934)	2,280,934

405,067,157

Cash	129,019

Cash used for collateral on futures	164,000

Receivables and other assets:
Investments sold	3,647,002
Interest and dividends	1,889,245
Shares of beneficial interest sold	12,015
Other	28,685

Total assets	410,937,123

Liabilities
Payables and other liabilities:
Variation margin payable	52,734
Legal, auditing and other professional fees	36,072
Trustees’ compensation	14,248
Shares of beneficial interest redeemed	7,576
Shareholder communications	6,085
Dividends	124
Other	1,594

Total liabilities	118,433

Net Assets	$410,818,690

Composition of Net Assets
Par value of shares of beneficial interest	$82,010

Additional paid-in capital	410,496,614

Accumulated net investment income	19,977

Accumulated net realized loss on investments	(147,520)

Net unrealized appreciation on investments	367,609

Net Assets	$410,818,690

19 OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value redemption price and offering price per share (based on net assets of $100,131 and 20,000[1] shares of beneficial interest outstanding)	$5.01

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $13,788,868 and 2,753,171[1] shares of beneficial interest outstanding)	$5.01

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $396,929,691 and 79,236,532[1] shares of beneficial interest outstanding)	$5.01

1. Refer to Note 11 for information concerning the Fund’s share split.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2016

Investment Income
Interest	$3,571,664

Dividends from affiliated companies	15,794

Total investment income	3,587,458

Expenses
Management fees	896,115

Transfer and shareholder servicing agent fees:
Class A	51
Class I	1,603
Class Y	146,632

Shareholder communications - Class Y	11,817

Legal, auditing and other professional fees	70,750

Trustees’ compensation	25,112

Borrowing fees	4,811

Custodian fees and expenses	2,800

Other	11,437

Total expenses	1,171,128
Less waivers and reimbursements of expenses	(429,978)

Net expenses	741,150

Net Investment Income	2,846,308

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	(182,188)
Closing and expiration of futures contracts	(3,843)

Net realized loss	(186,031)

Net change in unrealized appreciation/depreciation on:
Investments	627,874
Futures contracts	(192,729)

Net change in unrealized appreciation/depreciation	435,145

Net Increase in Net Assets Resulting from Operations	$3,095,422

See accompanying Notes to Financial Statements.

21 OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015

Operations
Net investment income	$2,846,308	$1,518,613

Net realized gain (loss)	(186,031)	93,645

Net change in unrealized appreciation/depreciation	435,145	(372,026)

Net increase in net assets resulting from operations	3,095,422	1,240,232

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(857)	(294)
Class I	(55,467)	(28)
Class Y	(2,787,138)	(1,517,980)

	(2,843,462)	(1,518,302)

Distributions from net realized gain:
Class A	—	(20)
Class I	—	(1)
Class Y	—	(97,673)

	—	(97,694)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	—	—
Class I	13,755,370	10,000
Class Y	119,921,639	(322,403,460)

	133,677,009	(322,393,460)

Net Assets
Total increase (decrease)	133,928,969	(322,769,224)

Beginning of period	276,889,721	599,658,945

End of period (including accumulated net investment income of $19,977 and $3,293, respectively)	$410,818,690	$276,889,721

See accompanying Notes to Financial Statements.

22 OPPENHEIMER ULTRA-SHORT DURATION FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2016[1]	Year Ended July 31, 2015[1]	Year Ended July 31, 2014[1]	Year Ended July 31, 2013[1]	Year Ended July 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$5.00	$5.01	$5.00	$5.00	$5.00

Income (loss) from investment operations:
Net investment income[2]	0.04	0.02	0.01	0.02	0.03
Net realized and unrealized gain (loss)	0.01	(0.01)	0.01	0.00[3]	0.01

Total from investment operations	0.05	0.01	0.02	0.02	0.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.02)	(0.01)	(0.02)	(0.03)
Distributions from net realized gain	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)

Total dividends and/or distributions to shareholders	(0.04)	(0.02)	(0.01)	(0.02)	(0.04)

Net asset value, end of period	$5.01	$5.00	$5.01	$5.00	$5.00

Total Return, at Net Asset Value[4]	0.96%	0.21%	0.37%	0.42%	0.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$100	$100	$100	$100	$100

Average net assets (in thousands)	$100	$100	$100	$100	$100

Ratios to average net assets:[5]
Net investment income	0.86%	0.29%	0.24%	0.37%	0.47%
Expenses excluding specific expenses listed below	0.38%	0.38%	0.37%	0.38%	0.44%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.38%	0.38%	0.37%	0.38%	0.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.33%	0.33%	0.32%	0.38%	0.40%

Portfolio turnover rate	90%	106%	86%	61%	60%

1. On August 7, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2016	0.38%
Year Ended July 31, 2015	0.38%
Year Ended July 31, 2014	0.37%
Year Ended July 31, 2013	0.38%
Year Ended July 31, 2012	0.44%

See accompanying Notes to Financial Statements.

23 OPPENHEIMER ULTRA-SHORT DURATION FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended July 31, 2016[1]	Period Ended July 31, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$5.00	$5.01

Income (loss) from investment operations:
Net investment income[3]	0.05	0.02
Net realized and unrealized gain (loss)	0.01	(0.01)

Total from investment operations	0.06	0.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.02)
Distributions from net realized gain	0.00	(0.00)[4]

Total dividends and/or distributions to shareholders	(0.05)	(0.02)

Net asset value, end of period	$5.01	$5.00

Total Return, at Net Asset Value[5]	1.04%	0.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,789	$10

Average net assets (in thousands)	$5,453	$10

Ratios to average net assets:[6]
Net investment income	1.02%	0.42%
Expenses excluding specific expenses listed below	0.37%	0.35%
Interest and fees from borrowings	0.00%[7]	0.00%[7]

Total expenses[8]	0.37%	0.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.25%	0.25%

Portfolio turnover rate	90%	106%

1. On August 7, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. For the period from November 28, 2014 (inception of offering) to July 31, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2016	0.37%
Period Ended July 31, 2015	0.35%

See accompanying Notes to Financial Statements.

24 OPPENHEIMER ULTRA-SHORT DURATION FUND

Class Y	Year Ended July 31, 2016[1]	Year Ended July 31, 2015[1]	Year Ended July 31, 2014[1]	Year Ended July 31, 2013[1]	Year Ended July 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$5.00	$5.01	$5.01	$5.01	$5.00

Income (loss) from investment operations:
Net investment income[2]	0.05	0.02	0.02	0.03	0.03
Net realized and unrealized gain (loss)	0.01	(0.01)	0.00[3]	0.00[3]	0.02

Total from investment operations	0.06	0.01	0.02	0.03	0.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.02)	(0.02)	(0.03)	(0.03)
Distributions from net realized gain	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)

Total dividends and/or distributions to shareholders	(0.05)	(0.02)	(0.02)	(0.03)	(0.04)

Net asset value, end of period	$5.01	$5.00	$5.01	$5.01	$5.01

Total Return, at Net Asset Value[4]	1.05%	0.29%	0.34%	0.55%	0.87%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$396,930	$276,780	$599,559	$465,604	$209,181

Average net assets (in thousands)	$295,268	$431,806	$583,205	$317,099	$146,078

Ratios to average net assets:[5]
Net investment income	0.94%	0.35%	0.31%	0.48%	0.64%
Expenses excluding specific expenses listed below	0.39%	0.38%	0.38%	0.39%	0.39%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.39%	0.38%	0.38%	0.39%	0.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Portfolio turnover rate	90%	106%	86%	61%	60%

1. On August 7, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2016	0.39%
Year Ended July 31, 2015	0.38%
Year Ended July 31, 2014	0.38%
Year Ended July 31, 2013	0.39%
Year Ended July 31, 2012	0.39%

See accompanying Notes to Financial Statements.

25 OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2016

1. Organization

Oppenheimer Ultra-Short Duration Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. At period end, approximately 92.03% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class I and Class Y shares. Class A shares are sold at their offering price, which is the net asset value per share without any initial sales charge. Class A shares are currently not available for purchase. Class I and Class Y shares are sold to certain institutional investors without a front-end sales charge, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class I shares were first publicly offered November 28, 2014.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair

26 OPPENHEIMER ULTRA-SHORT DURATION FUND

2. Significant Accounting Policies (Continued)

market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

27 OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$34,349	$—	$360,320	$580,409

1. At period end, the Fund had $360,320 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$360,320

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments

$13,838	$13,838

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2016	Year Ended July 31, 2015

Distributions paid from:
Ordinary income	$2,843,462	$1,606,938
Long-term capital gain	—	9,058

Total	$2,843,462	$1,615,996

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable,

28 OPPENHEIMER ULTRA-SHORT DURATION FUND

2. Significant Accounting Policies (Continued)

is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$404,486,748
Federal tax cost of other investments	49,275,000

Total federal tax cost	$453,761,748

Gross unrealized appreciation	$593,749
Gross unrealized depreciation	(13,340)

Net unrealized appreciation	$580,409

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the

29 OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies

30 OPPENHEIMER ULTRA-SHORT DURATION FUND

3. Securities Valuation (Continued)

described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about

31 OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$30,505,268	$—	$30,505,268
U.S. Government Obligation	—	2,003,920	—	2,003,920
Corporate Bonds and Notes	—	225,542,575	—	225,542,575
Short-Term Notes	—	144,734,460	—	144,734,460
Investment Company	2,280,934	—	—	2,280,934

Total Assets	$2,280,934	$402,786,223	$—	$405,067,157

Liabilities Table
Other Financial Instruments:
Futures contracts	$(253,465)	$—	$—	$(253,465)

Total Liabilities	$(253,465)	$—	$—	$(253,465)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and

32 OPPENHEIMER ULTRA-SHORT DURATION FUND

4. Investments and Risks (Continued)

those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Shareholder Concentration. At period end, three shareholders owned 20% or more of the Fund’s total outstanding shares comprising 77% of the Fund.

The shareholders are related parties of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

33 OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated

34 OPPENHEIMER ULTRA-SHORT DURATION FUND

6. Use of Derivatives (Continued)

futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $40,343,059 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are

35 OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Variation margin payable	$52,734*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

36 OPPENHEIMER ULTRA-SHORT DURATION FUND

6. Use of Derivatives (Continued)

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts

Interest rate contracts	$ (3,843)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts

Interest rate contracts	$ (192,729)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2016		Year Ended July 31, 2015[1]
	Shares	Amount	Shares	Amount

Class A
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—
Shares tendered from share split	10,000[2]	—	—	—

Net increase	10,000	$—	—	$—

Class I
Sold	2,800,000	$14,000,000	998	$10,000
Dividends and/or distributions reinvested	11,056	55,374	—	—
Redeemed	(59,881)	(300,004)	—	—
Shares tendered from share split	998[2]	—	—	—

Net increase	2,752,173	$13,755,370	998	$10,000

Class Y
Sold	35,259,113	$176,642,842	1,448,502	$14,512,334
Dividends and/or distributions reinvested	556,716	2,786,854	160,534	1,608,129
Redeemed	(11,834,333)	(59,508,057)	(33,793,681)	(338,523,923)
Shares tendered from share split	27,607,850[2]	—	—	—

Net increase (decrease)	51,589,346	$119,921,639	(32,184,645)	$(322,403,460)

37 OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Shares of Beneficial Interest (Continued)

1. For the year ended July 31, 2015 for Class A and Class Y shares, and for the period from November 28, 2014 (inception of offering) to July 31, 2015 for Class I shares.

2. As of the close of August 7, 2015, the Fund implemented a share split which resulted in an addition of shares. See Note 11.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$217,951,425	$154,090,621
U.S. government and government agency obligations	5,499,000	3,500,000

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.30%.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment,

38 OPPENHEIMER ULTRA-SHORT DURATION FUND

9. Fees and Other Transactions with Affiliates (Continued)

resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. The Fund does not currently charge such fees on Class A shares.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 0.65% for Class A shares and 0.25% for Class I and Class Y shares, respectively. The Manager will also waive a portion of the advisory fee on Class A shares to the same extent that it waives any of the advisory fee on Class I or Class Y shares. During the reporting period, the Manager waived fees and/or reimbursed the Fund $54, $6,621 and $418,850 for Class A, Class I and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $4,453 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed

39 OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

10. Borrowings and Other Financing (Continued)

separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Share Split

As of the close of business on August 7, 2015, the Fund implemented a 2 for 1 share split. This share split effectively increased the number of outstanding shares for the Fund. As a result, shareholders’ accounts reflect additional shares with a lower net asset value per share. While the number of shares increased, neither the Fund’s holdings nor the total value of shareholders’ investments was affected. Per share data in the financial highlights prior to August 7, 2015, has been adjusted to give effect to this share split.

12. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

40 OPPENHEIMER ULTRA-SHORT DURATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Ultra-Short Duration Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Ultra-Short Duration Fund, including the statement of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Ultra-Short Duration Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 28, 2016

41 OPPENHEIMER ULTRA-SHORT DURATION FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $1,977,076 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

42 OPPENHEIMER ULTRA-SHORT DURATION FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

43 OPPENHEIMER ULTRA-SHORT DURATION FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 2011) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 46 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2011) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Director of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. Oversees 46 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2011) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 46 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2011) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment

44 OPPENHEIMER ULTRA-SHORT DURATION FUND

Beverly L. Hamilton, Continued	(philanthropic organization) (April 2002-April 2008); Director (February 2002- 2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006- 2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 46 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 46 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2011) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 46 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

45 OPPENHEIMER ULTRA-SHORT DURATION FUND

TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2011) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 46 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 46 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 46 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, 16th Floor, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer

46 OPPENHEIMER ULTRA-SHORT DURATION FUND

Arthur P. Steinmetz, Continued	of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Proctor, Wilde and Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Christopher Proctor, Vice President (since 2010) Year of Birth: 1968	Head of the Cash Strategies Team (since July 2013); Senior Vice President of the Sub-Adviser (since July 2013) and Senior Portfolio Manager of the Sub-Adviser (since January 2010). Vice President of the Sub-Adviser (August 2008-July 2013). Vice President at Calamos Asset Management (January 2007-March 2008) and Scudder-Kemper Investments (1999-2002). Managing Director and Co-Founder of Elmhurst Capital Management (June 2004-January 2007); Senior Manager of Research for Etrade Global Asset Management (2002-2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Adam S. Wilde, Vice President (since 2013) Year of Birth: 1978	Vice President of the Sub-Adviser (since May 2011) and a Portfolio Manager of the Sub-Adviser (since July 2013). He served as the head of credit research for the cash strategies team of the Sub-Adviser (from 2011 to 2013), and as an Assistant Vice President and senior research analyst of the Sub-Adviser (from 2008 to 2011). Mr. Wilde served as an intermediate research analyst of the Sub-Adviser (from 2007 to 2008) and served in other analyst roles of the Sub-Adviser (since 2002). Mr. Wilde joined the Sub-Adviser in 2001. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

47 OPPENHEIMER ULTRA-SHORT DURATION FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub- Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

48 OPPENHEIMER ULTRA-SHORT DURATION FUND

OPPENHEIMER ULTRA-SHORT DURATION FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2016 OppenheimerFunds, Inc. All Rights reserved.

49 OPPENHEIMER ULTRA-SHORT DURATION FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct, our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1740.001.0716 September 27, 2016

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $36,800 in fiscal 2016 and $30,800 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $1,172 in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $736,335 in fiscal 2016 and $897,697 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, additional audit services, custody exams and system conversion testing.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $298,261 in fiscal 2016 and $559,556 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,035,768 in fiscal 2016 and $1,457,253 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Ultra-Short Duration Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/14/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/14/2016

By:	/s/ Brian S.Petersen
Brian S.Petersen
Principal Financial Officer
Date:	9/14/2016